Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Defiance Connective Technologies ETF
(the “Fund”)
Supplement dated April 30, 2026 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2026

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT POLICIES THAT WILL BE EFFECTIVE ON OR ABOUT JUNE 29, 2026.

The following information supplements and should be read in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI.
Defiance ETFs, LLC, the Fund’s investment adviser (the “Adviser”), has recommended, and the Board of Trustees of ETF Series Solutions has approved, the changes to the Fund’s name, investment objective, investment strategies, and investment policies described below. These changes are scheduled to go into effect on or about June 29, 2026. The Fund’s management fee and expense ratio will not change as a result of the proposed changes.
The name of the Fund’s underlying index, the BlueStar® Connective Technologies Index (the “Index”) is also expected to change to “BlueStar® Space and Connective Technologies Index” on or about June 29, 2026.
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Change to the Fund’s Name
The Fund’s name will change to the “Defiance Space and Connective Tech ETF.” All references in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information to the “Defiance Connective Technologies ETF” are hereby deleted and replaced with “Defiance Space and Connective Tech ETF.”
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Change to the Fund’s Investment Objective
The Fund’s investment objective will change as stated in the table below. All references in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information to the investment objective of the Fund are hereby deleted and replaced with the new investment objective, as noted below.

Current Investment Objective	New Investment Objective
The Defiance Connective Technologies ETF (the “Fund” or the “Connective ETF”) seeks to track the total return performance, before fees and expenses, of the BlueStar® Connective Technologies Index (the “Index”).

The Defiance Space and Connective Tech ETF (the “Fund” or the “Connective ETF”) seeks to track the total return performance, before fees and expenses, of the BlueStar® Space and Connective Technologies Index (the “Index”).

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Changes to the Fund’s Principal Investment Strategies
The disclosure found in the “Principal Investment Strategies” section, beginning on page 9 of the Fund’s Prospectus and page 1 of the Fund’s Summary Prospectus, is hereby deleted in its entirety and replaced with the following:

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
BlueStar® Space and Connective Technologies Index
The Index is a thematic index that tracks the performance of Connective Technology Companies and Space Companies, each defined below, as determined by MarketVector Indexes Gmb (“MarketVector” or the “Index Provider”).
Connective Technology Companies are comprised of U.S.-listed companies that offer hardware, software, or services related to the rollout of 5G or 6G networks or other connective technologies. Connective Technology Companies include companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in the rollout of 5G or 6G networks and other connective technologies, and derive at least 50% of their revenue from the following technologies:
•core carrier grade networking equipment including cellular antennas, routers, related semi-conductor devices,
•mobile network operators (“MNOs”),
•enhanced mobile broadband chips and smart phone manufacturers,
•new radio technology, wireless network test and optimization equipment, cloud computing equipment,
•software defined networking or network functions virtualization, including network and cloud analytics and monitoring platforms, and/or
•cell tower or data center real estate investment trusts (“REITs”) and operators.
Space Companies are U.S.-listed companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in the space and satellite communications industry, and derive at least 50% of their revenue from the following technologies:
•space exploration (including design of commercial spacecrafts, space tourism, scientific research, or delivery of equipment or cargo to space),
•rockets and propulsion systems (including products and services directly related to space vehicle systems or equipment, space payload, other materials and equipment used to build spacecrafts or other vehicles used in space),
•satellite equipment and communication solutions (including systems or software for satellite-based communication), and/or
•other satellite equipment (including satellite equipment, systems or software for areas such as research, earth observation, space imaging or global positioning systems).
Securities included in the Index must be listed on a U.S. exchange. With respect to securities that are not already Index constituents, to be eligible for inclusion in the Index, such securities must have: (i) a free-float of at least 10%, (ii) full market capitalization exceeding $150 million, (iii) a three-month average daily trading volume of at least $1 million at the current quarter and at the previous two quarters, and (iv) at least 250,000 shares traded per month over the last six months at the current quarter and at the previous two quarters. With respect to securities that are already Index constituents, to remain eligible for inclusion in the Index, such securities must have: (i) a free float of at least 5% (2% for companies with a full market capitalization exceeding $50 billion and related to the Space Companies tier), (ii) a full market capitalization exceeding $75 million,

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
and (iii) a three-month average daily trading volume of at least $200,000 for at least two of the latest three quarters, among other trading volume criteria. The Index will primarily consist of common stocks and securities with similar characteristics, including initial public offerings (“IPOs”), and will exclude limited partnerships. Only the three largest investable REITs and the three largest investable MNOs are included in the Index’s eligible universe.
At the time of each semi-annual Index rebalance and reconstitution, each of the Connective Technology Companies and Space Companies in the eligible universe is ranked by its free-float market capitalization. The Index targets at least 50 constituents, with at least 40 constituents from Connective Technology Companies and 10 from Space Companies.
Connective Technology Companies. The 40 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index. In addition, any existing Index constituents ranked between 41 and 60 will remain in the Index.
Space Companies. The 10 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index. In addition, any existing Index constituents ranked between 11 and 20 will remain in the Index.
The Index will be weighted according to a tiered, modified float-adjusted market cap weighting strategy. The maximum weight for any single Index constituent is the lesser of (i) 5% (1.5% for REITs and MNOs), or (ii) the security’s three-month average daily trading volume in U.S. dollars divided by $200 million. The Index is separated into two tiers and weighted as follows: Connective Technology Companies (maximum of 80%) and Space Companies (minimum of 20%). At the Index rebalance, if a security’s weight exceeds the maximum weight, its weight will be reduced to the maximum weight and the excess weight will be redistributed among all other uncapped Index constituents equally. This process is repeated until no security has a weight exceeding the respective maximum weight. To reduce turnover, existing Index constituents will not be removed from the Index solely for not meeting the minimum market capitalization or liquidity criteria unless they do not meet such requirements for two consecutive reconstitutions.
The Index is rebalanced and reconstituted semi-annually in March and September. IPOs that meet the Index’s eligibility requirements may be added on a “fast-track addition” basis in between reconstitution dates.
The Index was established in 2018 and is owned by the Index Provider. The Fund’s Index Provider is not affiliated with the Fund’s adviser, sub-adviser, administrator, or distributor.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in Connective Technology Companies and Space Companies, as defined above.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund

Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
may invest in securities that are not constituents of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
As of June 29, 2026, the Index, and consequently the Fund, had significant exposure to companies in the information technology and communication services sectors.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of June 29, 2026, the Index, and consequently the Fund, was concentrated in the communication equipment industry, satellite communications and space industry, and semiconductors industry.
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Changes to the Fund’s Investment Policies
The Fund’s non-fundamental policy in the “Investment Restrictions” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:
Under normal circumstances, the Connective ETF invests at least 80% of its net assets (plus borrowings for investment purposes) in Connective Technology Companies and Space Companies (as defined in the Prospectus).
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Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.
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